Exhibit 10.2

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 25, 2012, is among OFFSHORE GROUP INVESTMENT LIMITED, a Cayman Islands exempted company (the “Subsidiary Borrower”), VANTAGE DRILLING COMPANY, a Cayman Islands exempted company (the “Parent”), the Guarantors party hereto, the lenders party hereto (collectively, the “Lenders” and individually, a “Lender”), and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders. All capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Subsidiary Borrower, the Parent, the other Guarantors, the Lenders and Royal Bank of Canada, as collateral agent, are parties to the Credit Agreement dated as of June 21, 2012 (as amended by that certain First Amendment to Credit Agreement dated as of August 13, 2012, the “Credit Agreement”);

WHEREAS, the Subsidiary Borrower and the Parent have requested that the Credit Agreement be amended in the manner set forth herein;

WHEREAS, the Lenders and the Administrative Agent have agreed that all security agreements, pledge agreements, ship mortgages and other documents that secured (immediately prior to the date hereof) the repayment of the obligations arising under the Credit Agreement are to be replaced by a single set of such security agreements, pledge agreements, ship mortgages and other documents that will secure all indebtedness and other obligations arising under the Credit Agreement, the Senior Notes and the Term Loans and certain other pari passu indebtedness;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, the Loan Parties, the Lenders and the Administrative Agent do hereby agree as follows:

1. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new terms in proper alphabetical sequence:

“2019 Indenture” means the Indenture dated as of October 25, 2012 among the Parent, the Subsidiary Borrower, the 2019 Noteholder Collateral Agent, as trustee and noteholder collateral agent, and the Parent and each Subsidiary of the Subsidiary Borrower as guarantors thereunder (with such other guarantors as may thereafter be added from time to time) as amended, supplemented, amended and restated or otherwise modified from time to time.

“2019 Noteholder Collateral Agent” means the collateral agent for the benefit of the holders of the 2019 Senior Notes under the 2019 Indenture, together with its successors in such capacity.

“2019 Senior Notes” means the Borrower’s $1,150,000,000 7.5% senior secured notes due 2019 under the 2019 Indenture.

“Administrative Agent” means Royal Bank in its capacity as agent for the Lenders under the Loan Documents.

“Pari Passu Collateral Agent” has the meaning set forth in the Intercreditor Agreement.

“Term Loans” means the loans made pursuant to that certain Term Loan Agreement dated as of October 25, 2012 by and among the Subsidiary Borrower, as co-borrower, the US Borrower (as therein defined), the Parent as a guarantor, the other guarantors party thereto, the lenders from time to time party thereto, the Term Loan Agent, and the Term Loan Collateral Agent, as collateral agent for such lenders.

“Term Loan Agent” means the administrative agent under the Term Loan Facility, which shall initially be Citibank, N.A.

“Term Loan Collateral Agent” means the collateral agent under the Term Loan Facility, which shall initially be Wells Fargo Bank, National Association.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating each of the following defined terms in their entirety, as follows:

“Account Control Agreement” means, with respect to any deposit account of any Loan Party that is held with a bank that is not the Administrative Agent, an agreement or agreements in form and substance reasonably acceptable to the Administrative Agent between the Administrative Agent (or the Pari Passu Collateral Agent pursuant to the Intercreditor Agreement) and such other bank or banks governing any such deposit accounts of such Loan Party pursuant to which the security interest of the Administrative Agent (or the Pari Passu Collateral Agent pursuant to the Intercreditor Agreement) in such deposit account shall be perfected.

“Assignments” means, collectively, each Insurance Assignment and each Earnings Assignment among the Loan Parties and the Pari Passu Collateral Agent in form and substance reasonably acceptable to the Administrative Agent.

“Intercreditor Agreement” means that certain Intercreditor Agreement entered into as of October 25, 2012 by and among the Pari Passu Collateral Agent, the 2019 Noteholder Collateral Agent, the Administrative Agent, the Term Loan Agent, the Term Loan Collateral Agent, and the Noteholder Collateral Agent, as it may be amended, restated, supplemented or otherwise modified, in form and substance reasonably acceptable to the Administrative Agent.

“Security Agreement” means collectively (a) the Pledge and Security Agreement made by one or more of the Loan Parties in favor of the Pari Passu Collateral Agent in form and substance reasonably acceptable to the Administrative Agent, and (b) the Pledge Agreement made by the Parent in favor of the Pari Passu Collateral Agent for the benefit of the Secured Parties in form and substance reasonably acceptable to the Administrative Agent.

“Security Documents” means, collectively, each Assignment, each Ship Mortgage, the Security Agreement, the Intercreditor Agreement and each other document, instrument or agreement between a Loan Party and the Pari Passu Collateral Agent in connection therewith or otherwise executed by a Loan Party and the Pari Passu Collateral Agent in order to secure all or a portion of the Obligations in form and substance reasonably acceptable to the Administrative Agent.

“Senior Notes” means the Borrower’s $2,000,000,000 11.500% senior secured notes due 2015 under the Indenture and the 2019 Senior Notes.

“Ship Mortgages” means, collectively, the statutory mortgages and collateral deeds of covenant and the first naval mortgages over the Vessels, each duly registered in the Bahamian or Panamanian Ship registry, respectively, in favor of the Pari Passu Collateral Agent, as the same may be amended, supplemented or modified from time to time, in form and substance reasonably acceptable to the Administrative Agent.

(c) The definition of “Collateral Agent” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(d) Section 4.16(a) of the Credit Agreement is hereby amended (i) by replacing the text “Collateral Agent” in line 1 thereof with the text “Pari Passu Collateral Agent”, (ii) by replacing the text “such Collateral Agent” in line 13 thereof with the text “the Administrative Agent,” (iii) by replacing the text “Noteholder Collateral Agent” with the text “Pari Passu Collateral Agent, “ and (iv) by adding the following language to the end of the provision:

“Upon the effectiveness of the Second Amendment to the Credit Agreement, such Amendment dated October 25, 2012, all Liens granted pursuant to such Security Documents in effect prior to the effectiveness of the Second Amendment shall be released and the Security Documents in effect prior to the effective date of the Second Amendment are terminated, all without delivery of any instrument or performance of any act by any party.”

(e) Section 4.16(b) of the Credit Agreement is hereby amended by replacing the text “Collateral Agent” in line 2 thereof with the text “Pari Passu Collateral Agent.”

(f) Section 5.06(g) of the Credit Agreement is hereby amended by adding the text “or the Term Loans” immediately after the text “Senior Notes” in the penultimate line of the section.

(g) Section 5.15 of the Credit Agreement is hereby amended by deleting the penultimate sentence thereof and replacing it as follows:

“Upon the occurrence of a Contract Winning Trigger, Parent or the Subsidiary Borrower shall be required to designate each applicable Subsidiary to become a Restricted Subsidiary and a Guarantor and pledge its assets and property as Collateral pursuant to Section 5.12, and shall be required to comply with the conditions set forth in this clause (b) in connection therewith, in each case, as soon as practicable thereafter but not later than 20 business days or as soon as practicable thereafter where applicable local law requires additional time for compliance with applicable legal requirements.”

(h) Section 6.01(n) of the Credit Agreement is hereby amended in its entirety as follows:

“(n) Liens in respect of Debt incurred pursuant to Section 6.02(a)(ii); provided that such Liens are at all times subject to the Intercreditor Agreement;”

(i) Section 6.02(a)(ii) of the Credit Agreement is hereby amended in its entirety as follows:

“(ii) Debt in respect of the Senior Notes and the Term Loans in an aggregate principal amount not to exceed $2,650,000,000 at any time outstanding;”

(j) Section 6.13(b) of the Credit Agreement is hereby amended by inserting the text “the 2019 Indenture, the Term Loans, or” immediately before the text “the Indenture” in the first line thereof.

(k) Section 6.16 of the Credit Agreement is hereby amended by replacing the Maximum Total Leverage Ratios with the following ratios:

Fiscal Quarter Ending Date	Maximum Total Leverage Ratio
September 30, 2012	11.75:1
December 31, 2012	11.75:1
March 31, 2013	10.75:1
June 30, 2013	9.75:1
September 30, 2013	8.25:1
December 31, 2013	7.25:1
March 31, 2014	6.25:1
Thereafter	5.75:1

(l) Section 6.18 of the Credit Agreement is hereby deleted in its entirety and replaced by the text

“[Intentionally deleted.]”

(m) Section 6.19 of the Credit Agreement is hereby amended by replacing the Minimum Fixed Charge Coverage Ratios with the following ratios:

Fiscal Quarter Ending Date	Minimum Fixed Charge Coverage Ratio
September 30, 2012	0.85:1
December 31, 2012	0.85:1
March 31, 2013	0.85:1
June 30, 2013	1.00:1
September 30, 2013	1.15:1
December 31, 2013	1.15:1
March 31, 2014	1.25:1
Thereafter	1.25:1

(n) Section 9.01 of the Credit Agreement is hereby amended by inserting the following as the new penultimate sentence:

“The Administrative Agent appoints the Pari Passu Collateral Agent as its agent for purposes of the Security Documents, including, without limiting the generality of the foregoing, for purposes of perfection (whether by filing, possession, or otherwise) of liens and security interests. Notwithstanding anything to the contrary herein or in the other Loan Documents, Sections 2.10, 10.04, 10.05, 10.09 and 10.17 and Articles VIII and IX of this Agreement and the equivalent provisions of any Loan Document shall inure for the benefit of the Pari Passu Collateral Agent, and to the extent expressly provided for therein, its sub-agents, and their respective Affiliates and successors and permitted assigns, in respect of any actions taken or omitted to be taken by any of them while acting as the agent of the Administrative Agent. The Pari Passu Collateral Agent is an intended third party beneficiary of such Sections and Articles of this Agreement.”

(o) Except as otherwise expressly stated in Sections 1(d) and 1(e) hereof, the Credit Agreement and each of the other Loan Documents (other than the Intercreditor Agreement) are amended by replacing each reference therein to “Collateral Agent” with “Administrative Agent”.

(p) The Exhibits associated with the Credit Agreement are hereby amended by deleting the following from the TABLE OF CONTENTS – EXHIBITS and the conclusion of the Credit Agreement:

Exhibit B-1 – Form of Assignment of Earnings—Owner

Exhibit B-2 – Form of Assignment of Earnings by Internal Charterer

Exhibit C-1 – Form of Assignment of Insurance—Owner

Exhibit C-2 – Form of Assignment of Insurance by Internal Charterer

Exhibit H – Form of Intercreditor

Exhibit I-1 – Form of Subsidiary Borrower Security Agreement

Exhibit I-2 – Form of Parent Security Agreement

Exhibit J-1 – Form of Ship Mortgage – Panama

Exhibit J-2 – Form of Ship Mortgage and Deed of Covenants – Bahamas

2. Conditions Precedent. This Amendment shall not become effective until the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received from the Loan Parties and each Lender duly executed counterparts of this Amendment and the Intercreditor Agreement,

(b) the Subsidiary Borrower shall have received at least $1,150,000,000 in gross cash proceeds from the issuance of the 2019 Senior Notes,

(c) the Subsidiary Borrower shall have received at least $500,000,000 in gross cash proceeds from the issuance of the Term Loans less original issue discount, and

(d) the Security Documents shall have been executed and delivered and all filings, deliveries of instruments and other actions necessary to perfect and preserve such security interests shall have been duly effected and the Pari Passu Collateral Agent shall have received evidence thereof in form and substance reasonably satisfactory to the Pari Passu Collateral Agent;

provided, however, that upon satisfaction of the foregoing conditions precedent, Section 1(g) hereof shall be effective as of June 21, 2012.

3. Representations True; No Default. The Loan Parties represent and warrant that the representations and warranties contained in the Loan Documents are true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date. The Company and the Parent hereby certify that no Default or Event of Default has occurred and is continuing.

4. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

5. Definitions and References. Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or the Lenders by the Loan Parties and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Agreement); (b) may be modified or amended only in accordance with the Agreement; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or as an attachment to an email shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Governing Law. This Amendment is governed by and will be construed in accordance with the laws of the State of New York.

[Signature Pages Follow]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

COMPANY:

OFFSHORE GROUP INVESTMENT LIMITED

By:	/s/
	Name:	Douglas G. Smith
	Title:	Chief Financial Officer and Treasurer

PARENT:

VANTAGE DRILLING COMPANY

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Credit Agreement

GUARANTORS:

VANTAGE DRILLING COMPANY

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

OFFSHORE GROUP INVESTMENT LIMITED

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE HOLDING HUNGARY KFT.

By:	/s/
Name:	Mark Howell
Title:	Managing Director

By:	/s/
Name:	Julia Varga
Title:	Managing Director

VANTAGE INTERNATIONAL MANAGEMENT CO.

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Credit Agreement

VANTAGE DRILLING NETHERLANDS B.V.

By:	/s/
Name:	Linda Jovana Ibrahim
Title:	Managing Director A

By:	/s/
Name:	R.H.L. de Groot	TMF Management B.V.
Title:	Proxy holder A	Managing Director B

By:	/s/
Name:	J.M. van der Eerden	TMF Management B.V.
Title:	Proxy holder B	Managing Director B

P2021 RIG CO.

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

P2020 RIG CO.

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER I CO

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Credit Agreement

VANTAGE DRILLER II CO

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER III CO

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLER IV CO.

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

SAPPHIRE DRILLER COMPANY

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

EMERALD DRILLER COMPANY

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE HOLDINGS MALAYSIA I CO.

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Credit Agreement

VANTAGE DRILLING (MALAYSIA) I SDN. BHD.

By:	/s/
Name:	Ronald Nelson
Title:	Director

VANTAGE DRILLING LABUAN I LTD.

By:	/s/
Name:	Ronald Nelson
Title:	Director

DRAGONQUEST HOLDINGS COMPANY

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DRILLING POLAND – LUXEMBOURG BRANCH

By:	/s/
Name:	Ian Foulis
Title:	Branch Manager

VANTAGE HOLDINGS CYPRUS ODC LIMITED

By:	/s/
Name:	Mark Howell
Title:	Director

Signature Page to Second Amendment to Credit Agreement

VANTAGE DEEPWATER COMPANY

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DEEPWATER DRILLING, INC.

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

TUNGSTEN EXPLORER COMPANY

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

VANTAGE DELAWARE HOLDINGS, LLC

By:	/s/
Name:	Douglas G. Smith
Title:	Chief Financial Officer and Treasurer

Signature Page to Second Amendment to Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent and as a Lender

By:	/s/
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement